UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2007

                                -----------------

                      BioForce Nanosciences Holdings, Inc.
             (Exact name of registrant as specified in its charter)

     Nevada                          000-51074                  74-3078125
 (State or other              (Commission File Number)         (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

                       1615 Golden Aspen Drive, Suite 101
                                Ames, Iowa 50010
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 233-8333

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2007 (the "Closing Date"), the Company sold Series A 8% Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), and warrants to purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), in a private placement to an institutional investor (the "Investor"), pursuant to which the Company has entered into material agreements as described in Item 3.02 below. Such descriptions are incorporated by reference into this Item 1.01.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On the Closing Date, the Company sold 500,000 investment units (the "Units") at a price of $1.00 per Unit, resulting in $500,000 in gross proceeds to the Company, in a private placement to the Investor. The offering was conducted in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Rule 506 promulgated thereunder. Each Unit consisted of the following securities:

o two shares of Series A Preferred Stock, each such share convertible into one share of Common Stock;

o one five-year Series A Warrant to purchase one share of Common Stock at an exercise price of $0.75 per share;

o one five-year Series B Warrant to purchase one share of Common Stock at an exercise price of $0.90 per share;

o two five-year Series C Warrants, each to purchase one share of Common Stock at an exercise price of $0.50 per share;

o one five-year Series D Warrant to purchase one share of Common Stock at an exercise price of $1.00 per share;

o one five-year Series E Warrant to purchase one share of Common Stock at an exercise price of $1.25 per share; and

o two one-year Series J Warrants, each to purchase one share of Common Stock at an exercise price of $0.50 per share.

The terms of the Company's sale of the Series A Preferred Stock and the Warrants described above (which Warrants, including the Series P Warrants described below, are referred to in this report as the "Warrants") are set forth in the Series A Convertible Preferred Stock and Warrant Purchase Agreement dated August 31, 2007 between the Company and the Investor (the "Stock Purchase Agreement").

Each share of Series A Preferred Stock is convertible at any time at the holder's option into one share of Common Stock, subject to adjustment. All shares of Series A Preferred Stock will automatically convert into Common Stock three years from the date of issuance.

Each Warrant is exercisable at the holder's option upon payment to the Company of the applicable exercise price, subject to adjustment, prior to the Warrant's termination date. The Series A Warrants and Series B Warrants will automatically convert into Common Stock if certain market price and trading volume requirements for the Common Stock are met. The Company can cause the Investor to exercise the Series C Warrants, at a total exercise price of $500,000, 15 days following the effective date of the registration statement (the "Registration Statement") that the Company is obligated to file with the Securities and Exchange Commission (the "SEC") pursuant to the Registration Rights Agreement described below. The Series D Warrants and the Series E Warrants are only exercisable for 50% of the number of shares of Common Stock that have been issued to the holder pursuant to the exercise of its Series J Warrants, with the Series J Warrants expiring one year after the Closing Date. All Warrants other than the Series J Warrants issued to the Investor may be exercised by a cashless exercise if the Registration Statement is not in effect one year from the date of issuance of such Warrants and certain market price requirements for the Common Stock are met.

The holder may not convert any shares of Series A Preferred Stock nor exercise any Warrants if doing so would cause the holder to have beneficial ownership (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder) of more than 9.9% of the Company's issued and outstanding shares of Common Stock. This beneficial ownership restriction will not be applicable if the holder provides the Company with notice of its desire to waive such restriction 61 days prior to the applicable conversion or exercise.

The offering of Units was conducted through TriPoint Global Equities, LLC, as placement agent (the "Placement Agent"). In connection with the offering, and pursuant to a letter agreement dated July 12, 2007 between the Company and the Placement Agent (the "Placement Agent Agreement"), the Company issued to the Placement Agent or its designees an aggregate amount of 50,000 Series A Warrants, 50,000 Series B Warrants, 100,000 Series C Warrants, 50,000 Series D Warrants, 50,000 Series E Warrants and 100,000 Series J Warrants, which are identical to the warrants issued to the Investor, but for the fact that the Placement Agent's Series J Warrants also contain the cashless exercise provision described above. In addition, the Company issued to the Placement Agent or its designees an aggregate amount of 100,000 five-year Series P Warrants, each exercisable to purchase one share of Series A Preferred Stock at an exercise price of $0.50 per share. The shares of Common Stock underlying the Warrants issued to the Placement Agent or its designees (and, in the case of the Series P Warrant, the shares of Common Stock issuable upon conversion of the Preferred Stock underlying such Series P Warrant) have the same registration rights as the shares of Common Stock underlying the Warrants issued to the Investor. The Company's net proceeds from the offering were approximately $423,500 after payment of a placement agent fee, legal fees and other expenses in the aggregate amount of approximately $76,500.

Pursuant to the Stock Purchase Agreement, the Investor has the right to participate on a pro rata basis in certain of the Company's debt or equity financings for a period of one year following the effective date of the Registration Statement. In addition, for a period of two years following the Closing Date, the Company may not issue any security with a variable conversion price or variable exercise price without the Investor's consent.

As part of the placement of the Series A Preferred Stock, the Company filed a Certificate of Designation of the Relative Rights and Preferences of the Series A Preferred Stock with the Nevada Secretary of State. In addition to the conversion features of the Series A Preferred Stock described above, the Certificate of Designation provides for dividends of 8% per annum, a liquidation preference of $0.50 per share, proportional anti-dilution protection, and redemption at the holder's option following the occurrence of certain events involving the Company. The holders of Series A Preferred Stock have no voting rights, other than the right to approve certain actions by the Company that could adversely effect the rights and preferences of the Series A Preferred Stock.

The Investor represented to the Company that it is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, that the Series A Preferred Stock and Warrants were to be acquired for its own account for investment and not with a view to or for sale in connection with any distribution, that it has the ability to bear the financial risk of its investment and that it has sufficient knowledge and experience so as to be able to evaluate the risks and merits of its investment in the Company. The Investor also represented to the Company that it understood that the shares of Series A Preferred Stock and the underlying Common Stock must be held for an indefinite period of time because neither the Series A Preferred Stock nor the underlying Common Stock has been registered under the Securities Act and therefore cannot be sold, unless such Series A Preferred Stock or Common Stock has been registered under the Securities Act or an exemption from such registration is available.

Pursuant to the terms of a Registration Rights Agreement dated August 31, 2007 between the Company and the Investor, the Company has obligated itself to file the Registration Statement with the SEC within 30 days after the Closing Date for purposes of registering shares of Common Stock equal to 110% of the number of shares of Common Stock issuable upon the conversion of the Series A Preferred Stock, the payment of dividends on the Series A Preferred Stock and the exercise of the Warrants. The Company is also required to use its best efforts to cause the Registration Statement to be declared effective by the SEC upon the earlier of 120 days following the Closing Date (150 days if the Registration Statement is subject to full review by the staff of the SEC) or three business days following the SEC's notification to the Company that its staff will not review the Registration Statement. If the Registration Statement is not filed or declared effective within the prescribed time periods, the Company will be obliged to pay the Investor penalties equal to $10,000 per month, with a maximum penalty of $100,000, until the filing or effectiveness has occurred.

In connection with the offering, certain shareholders of the Company entered into Lock-Up Agreements dated August 31, 2007 in which they agreed not to sell any shares of Common Stock owned by them for a period from the Closing Date until six months after the Registration Statement has been declared effective.

The foregoing descriptions of the Series A Convertible Preferred Stock and Warrant Purchase Agreement, the Placement Agent Agreement, the Certificate of Designation, the Registration Rights Agreement, the Lock-Up Agreements and each series of the Warrants are not complete and are qualified in their entirety by reference to the full text of such agreements, forms or copies of which are filed as exhibits to this report and incorporated by reference into this Item
3.02. A copy of the Company's press release dated September 4, 2007 in connection with the closing of the offering is attached hereto as Exhibit 99.1.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2007, the Company filed a Certificate of Designation of the Relative Rights and Preferences of the Series A Preferred Stock with the Nevada Secretary of State. The Certificate of Designation created and established the terms of the Series A Preferred Stock which the Company sold in a private placement, as described in Item 3.02. Such description is incorporated by reference into this Item 5.03. Of the Company's 10,000,000 shares of authorized preferred stock, the Certificate of Designation authorizes the Company to issue up to 1,100,000 shares of Series A Preferred Stock.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

------------------- ----------------------------------------------------------------------------------------
Exhibit No.         Description
===========         ===========
------------------- ----------------------------------------------------------------------------------------
3.1                 Certificate of Designation of the Series A Preferred Stock
------------------- ----------------------------------------------------------------------------------------
4.1                 Form of Series A Warrant
------------------- ----------------------------------------------------------------------------------------
4.2                 Form of Series B Warrant
------------------- ----------------------------------------------------------------------------------------
4.3                 Form of Series C Warrant
------------------- ----------------------------------------------------------------------------------------
4.4                 Form of Series D Warrant
------------------- ----------------------------------------------------------------------------------------
4.5                 Form of Series E Warrant
------------------- ----------------------------------------------------------------------------------------
4.6                 Form of Series J Warrant
------------------- ----------------------------------------------------------------------------------------
4.7                 Form of Series P Warrant
------------------- ----------------------------------------------------------------------------------------
10.1                Form of Series A Convertible Preferred Stock and Warrant Purchase Agreement
------------------- ----------------------------------------------------------------------------------------
10.2                Form of Registration Rights Agreement
------------------- ----------------------------------------------------------------------------------------
10.3                Form of Lock-Up Agreement
------------------- ----------------------------------------------------------------------------------------
10.4                Letter agreement dated July 12, 2007 between the Company and TriPoint Global Equities,
                    LLC, as placement agent
------------------- ----------------------------------------------------------------------------------------
99.1                Press Release dated September 4, 2007
------------------- ----------------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BioForce Nanosciences Holdings, Inc.


Date:  September 7, 2007                    By: /s/ Eric Henderson
                                                --------------------------------
                                                Eric Henderson
                                                Chief Executive Officer

                                INDEX TO EXHIBITS

------------------- ----------------------------------------------------------------------------------------
Exhibit No.         Description
===========         ===========
------------------- ----------------------------------------------------------------------------------------
3.1                 Certificate of Designation of the Series A Preferred Stock
------------------- ----------------------------------------------------------------------------------------
4.1                 Form of Series A Warrant
------------------- ----------------------------------------------------------------------------------------
4.2                 Form of Series B Warrant
------------------- ----------------------------------------------------------------------------------------
4.3                 Form of Series C Warrant
------------------- ----------------------------------------------------------------------------------------
4.4                 Form of Series D Warrant
------------------- ----------------------------------------------------------------------------------------
4.5                 Form of Series E Warrant
------------------- ----------------------------------------------------------------------------------------
4.6                 Form of Series J Warrant
------------------- ----------------------------------------------------------------------------------------
4.7                 Form of Series P Warrant
------------------- ----------------------------------------------------------------------------------------
10.1                Form of Series A Convertible Preferred Stock and Warrant Purchase Agreement
------------------- ----------------------------------------------------------------------------------------
10.2                Form of Registration Rights Agreement
------------------- ----------------------------------------------------------------------------------------
10.3                Form of Lock-Up Agreement
------------------- ----------------------------------------------------------------------------------------
10.4                Letter agreement dated July 12, 2007 between the Company and TriPoint Global Equities,
                    LLC, as placement agent
------------------- ----------------------------------------------------------------------------------------
99.1                Press Release dated September 4, 2007
------------------- ----------------------------------------------------------------------------------------